UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2013

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Federal Plaza, Suite 1525 28 East Main Street Rochester, NY		14614
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

______________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 10, 2013, Reformation Services, LLC (“Reformation Services”) announced the publication of a research report entitled “Diversified Intellectual Property: The Emergence of Document Security Systems” (the “White Paper”), by author J.P. Moreno (“Moreno”). Moreno was commissioned by Reformation Services and paid $25,000 by Reformation Services to prepare the White Paper. In January 2013, prior to preparation of the White Paper, Lexington Technology Group, Inc. (“Lexington”), who is a party to a pending agreement and plan of merger with Document Security Systems, Inc., retained Reformation Services, and compensated Reformation Services to serve as a publicist for Lexington.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: April 16, 2013	By:	/s/ Robert B. Bzdick
Robert B. Bzdick
Chief Executive Officer